[LOGO] M F S(R)
INVESTMENT MANAGEMENT

                                                               SEMIANNUAL REPORT
                                                               FEBRUARY 28, 2002

MFS(R) JAPAN EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
    NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

    NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor          Wellfleet Investments (investor in
of Surgery                                          health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,
Chairman and President                              ROBERT R. FLAHERTY (born 09/18/63)
Massachusetts Financial Services Company, Chairman  Assistant Treasurer
and Chief Executive Officer                         Massachusetts Financial Services
                                                    Company, Vice President (since August
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   2000); UAM Fund Services, Senior Vice
Secretary and Assistant Clerk                       President (prior to August 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel        ELLEN MOYNIHAN (born 11/13/57) Assistant
                                                    Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant           Massachusetts Financial Services
Treasurer                                           Company, Vice President (since September
Massachusetts Financial Services Company, Vice      1996)
President
(since March 1997)                                  JAMES O. YOST (born 06/12/60) Assistant
                                                    Treasurer
STEPHEN E. CAVAN (born 11/06/53) Secretary and      Massachusetts Financial Services
Clerk                                               Company, Senior Vice President
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                 to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                   individuals, call toll free: 1-800-637-6576
David A. Antonelli+                                 any business day from 9 a.m. to 5 p.m.
                                                    Eastern time. (To use this service, your
CUSTODIAN                                           phone must be equipped with a
State Street Bank and Trust Company                 Telecommunications Device for the Deaf).

INVESTOR INFORMATION                                For share prices, account balances, exchanges
For information on MFS mutual funds, call           or stock and bond outlooks, call toll free:
your investment professional or, for an             1-800-MFS-TALK (1-800-637-8255) anytime from
information kit, call toll free:                    a touch- tone telephone.
1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time (or leave a message          WORLD WIDE WEB
anytime).                                           www.mfs.com

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended February 28, 2002, the fund provided a total return of -15.92%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a -18.18% return over the same period for the fund's benchmark, the Tokyo Price Index (the TOPIX). The TOPIX is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Over the same period, the average Japanese fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.22%. All returns are measured in U.S. dollars.

The fund seeks to provide capital appreciation by investing in common stocks and related securities of companies with above-average growth potential whose principal activities are located in Japan. It may also invest in stocks that are, in our opinion, undervalued. The fund may invest in securities of companies of any size. The fund is nondiversified, which means that it may invest a relatively high percentage of its assets in a small number of holdings.

In selecting securities for the portfolio, we use a bottom-up approach to look for companies that we feel possess strong management teams with clearly defined strategies, strong franchises with substantial barriers to new entrants, strong cash flows, recurring revenue streams, potential for high profit margins, and a catalyst that may accelerate growth.

The overall Japanese market was strongly negative over the period. Banks and other financial companies led the TOPIX and other indices lower. Worsening economic conditions, in our view, increased concern about the huge volume of bad loans on the books of financial institutions and caused investors to worry that the load of bad debt would increase. Stocks of industries that mainly served the domestic Japanese market declined on the worsening economy. Exporters -- particularly those in the electronics, auto, and machinery industries -- generally performed better, aided by a weak yen and improving prospects for economic recovery abroad.

The largest detractor from performance was Fast Retailing, a discount clothing retailer that suffered a precipitous decline in sales. We sold the stock out of the portfolio because we felt Fast's problems would not be solved in the near term. Other detractors included Chugai Pharmaceuticals, whose merger with Roche diluted shareholder value, and KDDI, a cellular phone firm whose shares declined on concerns that the firm's restructuring was not going well. We believed, however, that KDDI's problems were short term and that the market had overreacted.

Stocks that helped performance included three long-time core holdings of the fund: Canon, Stanley Electric, and Honda Motor. Canon benefited as the market seemed to us to recognize the long-term growth potential of its printer business. Stanley Electric is an auto parts manufacturer that, in our view, has done a good job of adapting new technologies to its business; as of the end of the period, the stock seemed undervalued to us. At Honda Motor, we saw growth potential in both Japanese and overseas markets, particularly as the firm grew its higher-margin SUV and minivan business in the United States.

Looking at the overall fund, our consumer staples weighting increased over the period with the addition of Shiseido, a cosmetics firm, and Uni-Charm, a maker of baby diapers and other sanitary products. Smaller positions were also added in a number of cyclical industries, including glass, ceramics, and machinery, as we believed valuations had bottomed, offering an opportunity to invest for the next economic upturn.

At the end of the period, the fund held 45 equity positions. The portfolio was, we believe, well diversified among a variety of sectors; the largest sector holdings included consumer staples, at 15.3% of assets; health care, at 14.2%; technology, at 13.5%; utilities and communications, at 12.7%; autos and housing, at 12.2%; financial services, at 11.5%; and leisure, at 10.1%.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of Global Equity Research

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A shares, which is available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                    6 Months           1 Year             Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       -15.92%           -22.71%           -43.50%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      --             -22.71%           -27.90%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**    --             -27.15%           -30.31%
---------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, June 1, 2000, through February 28, 2002.
**Takes into account the maximum sales charge of 5.75%.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDUCTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the special meeting of shareholders of MFS Japan Equity Fund, which was held on November 7, 2001, all items were passed. The final results are follows:

ITEM 1. To elect a board of Trustees.
                                                          NUMBER OF SHARES
                                                      ------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                                     501,473.466        0.000
John W. Ballen                                        501,473.466        0.000
Lawrence H. Cohn, M.D.                                501,473.466        0.000
The Hon. Sir J. David Gibbons, KBE                    501,473.466        0.000
William R. Gutow                                      501,473.466        0.000
J. Atwood Ives                                        501,473.466        0.000
Abby M. O'Neill                                       501,473.466        0.000
Lawrence T. Perera                                    501,473.466        0.000
William J. Poorvu                                     501,473.466        0.000
Arnold D. Scott                                       501,473.466        0.000
J. Dale Sherratt                                      501,473.466        0.000
Elaine R. Smith                                       501,473.466        0.000
Ward Smith                                            501,473.466        0.000

ITEM 2. To authorize the Trustees to adopt an amended and restated
        Declaration of Trust.
                                                  NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                    501,473.466
Against                                                       0.00
Abstain                                                       0.00

ITEM 3. To amend certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    501,473.466
Against                                                      0.000
Abstain                                                      0.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    501,473.466
Against                                                      0.000
Abstain                                                      0.000

ITEM 5. To ratify the selection of the independent public accountants, Ernst & Young LLP, for the current fiscal year.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    501,473.466
Against                                                      0.000
Abstain                                                      0.000

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 2002

Stocks - 96.0%
--------------------------------------------------------------------------------
ISSUER                                            SHARES                VALUE
--------------------------------------------------------------------------------
Japan - 96.0%
  Advertising & Broadcasting - 0.2%
    Dentsu, Inc.                                     1               $     4,352
--------------------------------------------------------------------------------
  Automotive - 7.2%
    Honda Motor Co.                              5,200               $ 2,207,659
--------------------------------------------------------------------------------
  Building Products - 1.5%
    Asahi Glass Co., Ltd.                        8,000               $    44,428
--------------------------------------------------------------------------------
  Chemicals - 0.2%
    Sumitomo Bakelite Co., Ltd.                  1,000               $    6,195
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.5%
    Sotec Co., Ltd.                                 48               $    41,920
--------------------------------------------------------------------------------
  Consumer Goods & Services - 8.3%
    Shiseido Co., Ltd.                          16,000               $   150,004
    UNI-Charm Corp.                              3,600                    88,408
                                                                     -----------
                                                                     $   238,412
--------------------------------------------------------------------------------
  Electronics - 21.6%
    Canon, Inc.                                  2,000               $    70,016
    Funai Electric Co., Ltd.                       600                    53,519
    JEOL Ltd.                                    5,000                    25,229
    NGK Insulators, Ltd.                         6,000                    38,830
    Nichicon Corp.                               5,200                    59,386
    Nippon Comsys Corp.                         13,000                    60,357
    Nippon Foundry, Inc.                            13                   121,296
    SMC Corp.                                      400                    44,428
    Stanley Electric Co., Ltd.                  17,000                   128,163
    Tokki Corp.                                  1,000                    18,661
                                                                     -----------
                                                                     $   619,885
--------------------------------------------------------------------------------
  Entertainment - 6.2%
    NAMCO Ltd.                                   3,000               $    50,273
    Sega Corp.                                   4,000                    62,402
    Tokyo Broadcasting System, Inc.              4,000                    65,537
                                                                     -----------
                                                                     $   178,212
--------------------------------------------------------------------------------
  Financial Services - 5.5%
    Aeon Credit Service Co., Ltd.                  900               $    44,674
    Aiful Corp.                                    600                    29,917
    Sparx Asset Management Co., Ltd.*                3                    83,974
                                                                     -----------
                                                                     $   158,565
--------------------------------------------------------------------------------
  Food & Beverage Products - 6.4%
    Ajinomoto Co., Inc.                          7,000               $    58,520
    Asahi Breweries Ltd.                        16,000                   123,610
                                                                      ----------
                                                                     $   182,130
--------------------------------------------------------------------------------
  Insurance - 3.8%
    Dowa Fire & Marine Insurance Co., Ltd.       7,000               $    22,259
    Nichido Fire & Marine Insurance Co., Ltd.    5,000                    24,707
    Tokio Marine & Fire Insurance Co., Ltd.      4,000                    28,693
    Yasuda Fire & Marine Insurance Co., Ltd.     7,000                    32,552
                                                                     -----------
                                                                     $   108,211
--------------------------------------------------------------------------------
  Machinery - 1.6%
    THK Co., Ltd.                                2,400               $    45,144
--------------------------------------------------------------------------------
  Medical & Health Products - 1.5%
    Shionogi & Co., Ltd.                         3,000               $    43,644
--------------------------------------------------------------------------------
  Pharmaceuticals - 8.5%
    Chugai Pharmaceutical Co., Ltd.              3,000               $    31,037
    Daiichi Pharmaceutical Co.                   1,000                    18,810
    Fujisawa Pharmaceuticals Co., Ltd.           3,000                    62,925
    Taisho Pharmaceutical Co., Ltd.              2,000                    29,828
    Takeda Chemical Industries Co., Ltd.         1,000                    40,531
    Welfide Corp.                                6,000                    59,028
                                                                     -----------
                                                                     $   242,159
--------------------------------------------------------------------------------
  Photographic Products - 3.7%
    Olympus Optical Co.                          8,000               $   105,994
--------------------------------------------------------------------------------
  Real Estate - 1.8%
    Meiwa Estate Co., Ltd.                       4,000               $    37,441
    Sumitomo Realty & Developement Co., Ltd.       600                    13,391
                                                                     -----------
                                                                     $    50,832
--------------------------------------------------------------------------------
  Restaurants & Lodging - 3.3%
    Saizeriya Co., Ltd.                          2,900               $    95,245
--------------------------------------------------------------------------------
  Retail - 1.0%
    United Arrows Ltd.                           1,200               $    29,290
--------------------------------------------------------------------------------
  Telecommunications - 7.6%
    KDDI Corp.                                      40               $    72,255
    NTT DoCoMo, Inc.                                14                   145,256
                                                                     -----------
                                                                     $   217,511
--------------------------------------------------------------------------------
  Utilities - Gas - 4.6%
    Tokyo Gas Co., Ltd.                         51,000               $   131,335
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,239,801)                           $ 2,751,123
--------------------------------------------------------------------------------
Short-Term Obligations - 4.4%
--------------------------------------------------------------------------------
                                       PRINCIPAL AMOUNT
                                          (000 OMITTED)
--------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 3/01/02 $   7               $     7,000
    New Center Asset Trust, due 3/01/02            114                   114,000
    UBS Finance, Inc., due 3/01/02                   6                     6,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                      $   127,000
--------------------------------------------------------------------------------

Repurchase Agreement - 0.4%
--------------------------------------------------------------------------------
    Morgan Stanley, dated 02/28/02, due 03/01/02,
      total to be received $11,001 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                    $  11               $    11,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,226,199)                      $ 2,889,123

Other Assets, Less Liabilities - (0.8)%                                 (24,154)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $2,864,969
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,226,199)          $ 2,889,123
  Cash                                                                 807
  Receivable for investments sold                                    3,328
  Interest and dividends receivable                                  1,066
                                                               -----------
        Total assets                                           $ 2,894,324
                                                               -----------
Liabilities:
  Payable for investments purchased                            $    29,258
  Payable to affiliates -
    Management fee                                                      79
    Reimbursement fee                                                   18
                                                               -----------
      Total liabilities                                        $    29,355
                                                               -----------
Net assets                                                     $ 2,864,969
                                                               ===========
Net assets consist of:
  Paid-in capital                                               $5,025,881
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies               (337,179)
  Accumulated net realized loss on investments and
    foreign currency transactions                               (1,813,370)
  Accumulated net investment loss                                  (10,363)
                                                               -----------
      Total                                                    $ 2,864,969
                                                               ===========
Shares of beneficial interest outstanding                        507,333
                                                                 =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)       $5.65
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                    $   9,086
    Interest                                                         1,681
    Foreign taxes withheld                                          (1,478)
                                                                 ---------
      Total investment income                                    $   9,289
                                                                 ---------
  Expenses -
    Management fee                                               $  15,722
    Shareholder servicing agent fee                                  1,573
    Distribution and service fee                                     5,491
    Administrative fee                                                  82
    Auditing fees                                                   11,900
    Custodian fee                                                    4,428
    Legal fees                                                       3,700
    Printing                                                           863
    Postage                                                             57
    Miscellaneous                                                    2,466
                                                                 ---------
      Total expenses                                             $  46,282
    Fees paid indirectly                                              (102)
    Reduction of expenses by investment adviser and
      distributor                                                  (26,528)
                                                                 ---------
      Net expenses                                               $  19,652
                                                                 ---------
        Net investment loss                                      $ (10,363)
                                                                 ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(688,148)
    Foreign currency transactions                                      234
                                                                 ---------
      Net realized loss on investments and foreign
        currency transactions                                    $(687,914)
                                                                 ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 154,238
    Translation of assets and liabilities in foreign
      currencies                                                      (319)
                                                                 ---------
      Net unrealized gain on investments and foreign
        currency translation                                     $ 153,919
                                                                 ---------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(533,995)
                                                                 ---------
          Decrease in net assets from operations                 $(544,358)
                                                                 =========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED           YEAR ENDED
                                                               FEBRUARY 28, 2002      AUGUST 31, 2001
                                                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                $   (10,363)        $   (23,508)
  Net realized loss on investments and foreign currency
    transactions                                                        (687,914)         (1,061,792)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 153,919            (409,451)
                                                                     -----------         -----------
      Decrease in net assets from operations                         $  (544,358)        $(1,494,751)
                                                                     -----------         -----------
Net increase (decrease) in net assets from fund share
  transactions                                                       $    (1,969)        $    30,170
                                                                     -----------         -----------
      Total decrease in net assets                                   $  (546,327)        $(1,464,581)
Net assets:
  At beginning of period                                               3,411,296           4,875,877
                                                                     -----------         -----------
  At end of period (including accumulated net investment loss
    of $10,363 and $0, respectively)                                 $ 2,864,969         $ 3,411,296
                                                                     ===========         ===========

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED             YEAR ENDED          PERIOD ENDED
                                                    FEBRUARY 28, 2002        AUGUST 31, 2001       AUGUST 31, 2000*
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 6.72                 $ 9.68                 $10.00
                                                               ------                 ------                 ------
Income from investment operations# -
  Net investment loss(S)                                       $(0.02)                $(0.05)                $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency                                            (1.05)                 (2.91)                 (0.30)
                                                               ------                 ------                 ------
    Total from investment operations                           $(1.07)                $(2.96)                $(0.32)
                                                               ------                 ------                 ------
Net asset value - end of period                                $ 5.65                 $ 6.72                 $ 9.68
                                                               ======                 ======                 ======
Total return(+)                                                (15.92)%++             (30.58)%                (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.26%+                 1.27%                  1.42%+
  Net investment loss                                           (0.66)%+               (0.57)%                (0.77)%+
Portfolio turnover                                                 59%                   117%                    21%
Net assets at end of period (000 Omitted)                      $2,865                 $3,411                 $4,876

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:

      Net investment loss                                      $(0.07)                $(0.15)                $(0.07)
      Ratios (to average net assets):
        Expenses##                                               2.95%+                 2.52%                  3.65%+
        Net investment loss                                     (2.35)%+               (1.82)%                (3.00)%+

  * For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Japan Equity Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for the tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

As of August 31, 2001, the components of accumulated losses on a tax basis were as follows:

                Capital loss carryforward           $(189,196)
                Unrealized loss                    (1,427,359)

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $189,196 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008, ($63,475) and August 31, 2009, ($125,721).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets. The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2002, aggregate unreimbursed expenses amounted to $85,404.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the fund for the six months ended February 28, 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The funds payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee are currently being waived by MFD.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares during the six months ended February 28, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $1,782,081 and $1,850,152, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $3,239,801
                                                                   ----------
Gross unrealized depreciation                                      $ (488,659)
Gross unrealized appreciation                                         137,981
                                                                   ----------
    Net unrealized depreciation                                    $ (350,678)
                                                                   ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                                   YEAR ENDED
                        SIX MONTHS ENDED FEBRUARY 28, 2002    AUGUST 31, 2001
                        ----------------------------------   ----------------
                                        SHARES      AMOUNT   SHARES    AMOUNT
-----------------------------------------------------------------------------
Shares sold                              7,542   $  50,000    3,732   $30,970
Shares issued to shareholders in
  reinvestment of distributions           --         --        --        --
Shares reacquired                       (7,543)    (51,969)     (87)     (800)
                                       -------   ---------   ------   -------
    Net increase (decrease)                 (1)  $  (1,969)   3,645   $30,170
                                       =======   =========   ======   =======

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six month period ended February 28, 2002, was $15. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

        --------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

M F S(R) JAPAN EQUITY FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-3-1 04/02 700